Exhibit 99.1

Integration Plans and Progress January 23, 2013

Important Information for Investors and Security Holders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between SuperMedia Inc. (“SuperMedia”) and Dex One Corporation (“Dex”) will be submitted to the respective stockholders of SuperMedia and Dex. In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex (“Newdex”) has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, as amended, that includes a joint proxy statement/prospectus to be used by SuperMedia and Dex to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex. INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of SuperMedia and Dex seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by SuperMedia and Dex with the SEC from the SEC’s website at www.sec.gov. Copies of the documents filed by SuperMedia with the SEC will be available free of charge on SuperMedia’s website at www.supermedia.com under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272. Copies of the documents filed by Dex with the SEC will be available free of charge on Dex’s website at www.dexone.com under the tab “Investors” or by contacting Dex’s Investor Relations Department at (800) 497-6329. SuperMedia and Dex and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex’s proxy statement relating to its 2012 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources described above. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC. Forward-Looking Statements Certain statements contained in this document are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex’s and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex’s, SuperMedia’s or the combined company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex’s and SuperMedia’s publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies’ ability to collect trade receivables from customers to whom they extend credit; the companies’ ability to generate sufficient cash to service their debt; the companies’ ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the companies’ ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies’ and the companies’ subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies’ businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies’ ability to maintain agreements with major Internet search and local media companies; the companies’ reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results. With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex or SuperMedia; failure to receive the approval of the stockholders of either Dex or SuperMedia for the transaction; the bankruptcy court failing to confirm the pre-packaged plan of reorganization if cases are filed under Chapter 11 of the U.S. bankruptcy code; and difficulties in connection with the process of integrating Dex and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 that Newdex has filed with the SEC in connection with the proposed transaction. None of Dex, SuperMedia or the combined company is responsible for updating the information contained in this document beyond the publication date, or for changes made to this document by wire services or Internet service providers.

Table of Contents Summary Synergy Assessment Integration Governance and Process Phase 1 Phase 2 Synergies Digital Integration Current Situation

Summary Synergy Assessment

Synergy Assessment Numerous assessments of synergy opportunities from the merger over the last six months established and confirmed expected synergies of $150m - $175m over the next three years SuperMedia management’s and DexOne management’s estimates and diligence processes Alvarez & Marsal reviewed management’s estimates in detail John Mieske, Independent Integration Lead with much experience in the industry Integration teams As part of the negotiation process, the Steering Committee retained FTI Consulting, who completed due diligence on management’s plans and assessment of synergies

Cost to Achieve Synergies Expense synergies actions are expected to be implemented in 2013 and ~70% of the run rate synergies expected to be realized in 2014 Total cost to achieve synergies of $100-120 million offset by realization of synergy benefit over the same time period The combined company will benefit from the increased scale and cost efficiencies. We have not modeled any revenue synergies 2013E-2016E Expense Synergies Summary Expense Synergies Expected cumulative gross synergies of $535MM through 2016 Cumulative Net Synergies -17 87 262 437 Cumulative Gross Synergies 60 185 360 535

Vast majority of the synergies are associated with overhead and support functions Alvarez & Marsal Transaction Advisory Group, LLC (“A&M”) was retained by SuperMedia to evaluate management’s expense synergy estimates and the one-time costs to achieve. The companies have made significant progress towards developing an integration plan over the past several months and anticipate being able to begin implementing this plan immediately upon close Expense Synergies – Prior View Category Low High Description Print Product, Publishing 25 30 Paper, printing and distribution economies of scale & process/vendor management redundancies Digital Product Costs 20 25 Traffic acquisition efficiencies and fulfillment redundancies Sales, Marketing, Advertising 40 45 Channel management redundancies, training efficiencies, expense and headcount redundancies IT 20 25 Platform consolidation, vendor consolidation and support efficiencies Corporate, Operational Overhead 45 50 Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies Total 150 175

Integration Governance and Process

Integration Planning and Implementation Process 4 Phase Approach A well thought out, disciplined and proven approach. Phase 1: Evaluate current processes, organization and performance Phase 2: Agree upon strategy, priorities and objectives to drive transformation and growth of the combined company post-merger; creating an integration plan with preliminary organizational design and targets and action plans to get to the end state Phase 3: Refine integration plan and organizational design; begin staffing process to support the plans Phase 4: Execution of the integration plan This process is being guided by an independent consultant who is an experienced financial executive with deep knowledge of the dynamics of the local media industry and the operations of our businesses Completed Under review and subject to further revisions

Integration Governance Functional Teams – 2 Leaders from each Company Local Sales National Sales Sales Training Sales Planning/Operations Marketing Central/Field/Communications Digital Marketing Information Technology Billing, Credit and Collections Print and Distribution Customer Care Publishing/Graphics/Digital operations Human Resources Legal Accounting/Tax/Internal Audit FP&A/Business Support Treasury/Investor Relations Strategy/Business Planning/Business development Real Estate/Procurement Core Integration Team John Mieske - Lead Tad Doering Mike Tracy Stephen Setian Paul Bonzagni Doug Heatherly Greg Gulden Pat Bradford Satish Shetty Josh Mohr Angelo Marchese Dex Media Leadership Peter McDonald Dee Jones Executive Committee and Leadership Team Comprehensive, collaborative and cross functional review and accountability. Functional and Core team members are leaders and experts (Directors and above) from each function in each company with a variety of backgrounds and experiences to assess, review and develop recommendations. Define and design the best way to meet customer requirements and provide operational efficiency

Phases 1 and 2

Integration Planning and Implementation Process – Phase 1 Summary Focus Functional teams to share information and develop a deep understanding of the current organizations, cultures, processes and systems of each company Align organizations as best as possible in terms of tasks performed and resources required. Main Deliverables Current (as is) organization structure and responsibilities Goals, metrics and operational and financial performance of current organizations Work processes – similarities and differences

Integration Planning and Implementation Process – Phase 2 Summary Focus Recommend functional organizations (not names) for Day 1, interim and end state. Create a plan of action to achieve end state Develop job descriptions Quantify new organization and compare to expense reduction target Main Deliverables New organizational charts Timeline Preliminary financial estimates Best practices for the new organization Actions relative to people, process and technology to achieve end state Identify risks, concerns, opportunities Identify system decision points and recommendations Preliminary assessment of cost to achieve/implement

We continue to believe that: We can achieve the $150 million to $175 million in cost synergies over the next three years and that the cost to achieve/implement are within $100 million to $120 million SuperMedia and Dex One face similar business challenges and opportunities Each company brings industry-leading best practices to Dex Media that will benefit our customers and improve operational effectiveness and efficiency. We see these opportunities across a broad range of functions (e.g. Sales, Marketing, Technology, Administrative functions) SuperMedia and Dex One's different strengths in digital solutions will enable us to select the social, mobile and local products that provide the best results for customers and offer them in all markets, while improving our efficiency in sourcing and fulfilling the solutions. Current Synergy Assessment

Synergies

Expense Synergies Initial View Category Low High Description Print Product, Publishing 25 30 Paper, printing and distribution economies of scale and process/vendor management redundancies Digital Product Costs 20 25 Traffic acquisition efficiencies and fulfillment redundancies Sales, Marketing, Advertising 40 45 Channel management redundancies, training efficiencies, expense and headcount redundancies IT 20 25 Platform consolidation, vendor consolidation and support efficiencies Corporate, Operational Overhead 45 50 Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies Total 150 175 Current View Category Low High Description Print Product, Publishing 25 30 Paper, printing and distribution economies of scale and process/vendor management redundancies Digital Product Costs 15 20 Traffic acquisition efficiencies and fulfillment redundancies Sales, Marketing, Advertising 30 35 Channel management redundancies, training efficiencies, expense and headcount redundancies IT 25 30 Platform consolidation, vendor consolidation and support efficiencies Corporate, Operational Overhead 55 60 Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies Total 150 175

2013 – 2015 Print Product and Publishing Consolidation and rationalization of operations functions yields an approximate 35% reduction in headcount Reduction in print, paper, and delivery through rationalization of suppliers to achieve scale, standardization of product formats and distribution processes Examples include standardizing trim sizes, moving to common color tinting, aggressive consumer choice initiatives, standardizing column approach, managing secondary distribution, minimizing multiple directories in a market Optimization and rationalization of distribution strategy and print volumes Costs to achieve primarily associated with severance, relocation, recruiting and system conversion/integration Current View Category Low High Description Print Product, Publishing 25 30 Paper, printing and distribution economies of scale and process/vendor management redundancies Digital Product Costs 15 20 Traffic acquisition efficiencies and fulfillment redundancies Sales, Marketing, Advertising 30 35 Channel management redundancies, training efficiencies, expense and headcount redundancies IT 25 30 Platform consolidation, vendor consolidation and support efficiencies Corporate, Operational Overhead 55 60 Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies Total 150 175

2013 – 2015 Digital Product Costs Reductions and efficiencies gained through a common product portfolio Examples include standardization of platforms and tools, selection of suppliers, distribution partners and SEM networks. Costs to achieve primarily associated with severance, relocation, recruiting and implementation of platform and network conversions/integration. Current View Category Low High Description Print Product & Publishing 25 30 Paper, printing and distribution economies of scale and process/vendor management redundancies Digital Product Costs 15 20 Traffic acquisition efficiencies and fulfillment redundancies Sales, Marketing, Advertising 30 35 Channel management redundancies, training efficiencies, expense and headcount redundancies IT 25 30 Platform consolidation, vendor consolidation and support efficiencies Corporate, Operational Overhead 55 60 Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies Total 150 175

2013 – 2015 Sales, Marketing and Advertising Application of most effective segmentation, channel management and productivity models yielding an anticipated headcount reduction of 20%. Rationalization of contiguous and overlap markets Elimination of duplicate resources in reporting, market research, barter, compensation, ad agency fees, vendors (e.g., call tracking) Aligning sales leadership with new footprint and sales office configuration, reducing national sales marketing support Best in class go to market and consulting approach, common recruiting and training practices. Alignment of sales compensation plans Costs to achieve is primarily severance, relocation and branding. Current View Category Low High Description Print Product, Publishing 25 30 Paper, printing and distribution economies of scale and process/vendor management redundancies Digital Product Costs 15 20 Traffic acquisition efficiencies and fulfillment redundancies Sales, Marketing, Advertising 30 35 Channel management redundancies, training efficiencies, expense and headcount redundancies IT 25 30 Platform consolidation, vendor consolidation and support efficiencies Corporate, Operational Overhead 55 60 Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies Total 150 175

 Reduction in IT costs through rationalization of platforms, systems and operations Consolidation of Distribution, Enterprise Resource Planning (ERP) and HR systems; streamlining risk management and security systems; and other ancillary systems Consolidation of production support and outsourcing; consolidate architecture, R/D and Program Management Office (PMO) groups. Costs to achieve primarily associated with severance, relocation, recruiting and various system and platform conversions/consolidations. 2013 – 2015 IT Current View Category Low High Description Print Product, Publishing 25 30 Paper, printing and distribution economies of scale and process/vendor management redundancies Digital Product Costs 15 20 Traffic acquisition efficiencies and fulfillment redundancies Sales, Marketing, Advertising 30 35 Channel management redundancies, training efficiencies, expense and headcount redundancies IT 25 30 Platform consolidation, vendor consolidation and support efficiencies Corporate, Operational Overhead 55 60 Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies Total 150 175

2013 – 2015 Corporate, Operational Overhead Consolidation and rationalization of duplicative corporate functions such as Finance, Legal, HR, etc. along with Operational functions. Reduction in G&A functions and in real estate through elimination of facilities and efficiencies in real estate management Operational overhead will be reduced through streamlining processes, handle times and driving to new KPI’s. Savings in billing and collection processes via consolidation of vendors and other best practices Costs to achieve primarily associated with severance, relocation, recruiting, system consolidations, facility closures and lease impairments. Current View Category Low High Description Print Product, Publishing 25 30 Paper, printing and distribution economies of scale and process/vendor management redundancies Digital Product Costs 15 20 Traffic acquisition efficiencies and fulfillment redundancies Sales, Marketing, Advertising 30 35 Channel management redundancies, training efficiencies, expense and headcount redundancies IT 25 30 Platform consolidation, vendor consolidation and support efficiencies Corporate, Operational Overhead 55 60 Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies Total 150 175

Digital Integration

Digital Integration Objectives Achieve an integrated, comprehensive, defined approach to the marketplace Achieve an integrated set of offerings and solutions Create a migration path, timeline and process for supporting the above Purpose is to define and create a product portfolio that meets or exceeds customer needs in a profitable and efficient manner

Digital Product Rationalization Principles Providing products that meet customer requirements by delivering sustainable and measurable results. Providing products that are better or equal to those offered by competitors in terms of performance, ease of use and results. Providing products that deliver acceptable financial performance for the company (in terms of revenue growth, contribution margin, customer acquisition and customer retention). Retaining and growing customers of both companies that use current digital products. Consolidating product sets where possible to simplify go-to-market approach, achieve operational efficiencies and capture synergies, while taking into account transition costs and customer impact.

2012 - Products

Digital Products	Description	supermedia	Solutions	dex one	Solutions
Presence	Creating Online Visibility				
iYP Placement	Placement of a business listing and content on an iYP site	✓	Identity Bundles, Orange, SuperMatch	✓	DSP and DEP Bundles, Prime Display
Website	Templated desktop site	✓	Web.com (new), Hostopia, and Netopia	✓	Hostopia
Mobile Site	Mobile optimized site with similar content to desktop	✓	GoMobi	✓	Hostopia (part of Websites)
Reputation	Monitoring of client reputation, social, and reviews online	✓	Yext	✓	Boostability/YellowBot
Social Media	Creation and management of Social Presence	✓	Internal Supermedia – Facebook		N/A - Trialing Solutions
YPH (YP.com)	YP.com iYP Products	✓	Nationwide	✓	Illinois
Online Listings	Listings on Local/Vertical Engines including Google+	✓	Yext and Internal	✓	Boostability
Video	Custom Shoot or Montage Videos	✓	bieMedia	✓	BieMedia, StudioNow
Promotion	Aggressive Promotion Techniques				
Bundles	Bundles of Print and/or Online Products as a single package	✓	Orange and Top 5%	✓	DGA
SEM	Search Engine Marketing/Pay per Click/Pay per Call	✓	Internal Supermedia	✓	Internal, OrangeSoda, Kenshoo
Display	Online Banner Ads in various formats		Banners sold and delivered to Superpages.com only	✓	PaperG
SEO	Organic methods of increasing Search Engine Rankings	✓	OrangeSoda	✓	Boostability

dex one supermedia 25

Product Sets Offered Combined companies offer broad marketing opportunities for customers on different platforms SEM/Lead Generation IYP/Presence (Web and Mobile) SEO Sites (Web and Mobile) Display Video Reputation Management and Listings Social Media

SEM/Lead Generation Dex Media will offer a SEM/Lead Generation Product Evaluated each company’s offering to best understand differences. Next steps are: Complete commercial evaluation of: Commercial model concepts (explicit vs. embedded management fee) Financial performance Value delivered to customers Traffic purchasing and network efficiency Operational support requirements Define next generation product functionality Assess DexNet and Merchant Platform technologies to determine how to best support the product direction, with best client/traffic and cost performance, while capturing available synergies and efficiencies Define migration options, assess impact of migration options on client retention and growth, transition costs and speed of implementation and final recommendations on platform approach integration plan.

IYP/Presence (Desktop and Mobile) DexMedia’s presence products will include IYP sites (DexKnows/SuperPages) including distribution to an extended network of Tier 1 and Tier 2 engines Recommendations Future IYP products should maintain the existing IYP brands and DNS structure to maintain SEO validity as well as recognition in the marketplace that can help retain usage (approach may differ for mobile) IYP/Presence products should be standardized over time with publication in terms of content, advertising units, distribution, and commercial (monetization) approach A single back-end platform should retain content for utilization on all owned desktop and mobile site/app versioning Next Step Determine the commercial model and supporting product set Evaluate and agree upon the post-merger integration path/consolidation path for the platforms that will support the agreed common content, product set and commercial model Recommend web technology platforms for future scalability to existing desktop owned presence, with separate evaluation of mobile site and application technology structure. Recommendation should be separated by platform/mode of usage.

Search Engine Optimization (SEO) DexMedia should offer SEO products to meet a range of SMB requirements Recommendation: Offer basic and high end products Select a single provider Product Managers will complete product definitions and a vendor to recommend based on profitability

Websites (Desktop and Mobile) DexMedia should offer a set of website products, basic and custom, including mobile optimized sites Recommendation: Generate common product definition criteria Select a single provider for all sites or single providers for each site product (basic, custom and mobile) Do not force migration of client sites created by former vendors should the providing vendor change from the current vendor providing the client site

Display, Video, Reputation Management/Listings and Social Display Should offer a product that that provides similar contribution margins comparable to other company products Delivers sustainable measurable results for customers Performs well in terms of customer retention and acquisition Establish product and distribution criteria and recommend vendor Video With the rise in bandwidth, smartphones, tablets and enhanced SEO ranking for video, sale of a la carte and bundled video should be increased Define the products and recommend a vendor Reputation Management / Listing Claiming Standardize onto one product solution Define product and recommend a vendor or vendors Social Evolve the product to include management for other social applications and communities (e.g Include LinkedIn, Twitter, Foursquare, Pinterest) Agree on a single product and approach

Digital Work in Progress and Next Steps People: Plans submitted for both organizational structure and scope of responsibility Focused on market demand for growth, internal company synergies, and internal profitability Products - Plans underway as summarized: Determine market criteria Determine product features needed for market demand Determine potential vendors and profitability Determine consolidation, migration, and new launch criteria for combined DexMedia footprint Systems - Plans underway as summarized: Determine functionality required to support product criteria Determine system framework to support product and process direction Determine architecture and infrastructure for transition to future long last state Processes: This will be an output of the Product and Systems discussions Focus being the most efficient and complete use of processes to grow and retain clients

Current Situation

Continue to refine Phase 2 based on changes in the business and learnings to date Align stand-alone budgets into the 18 functional teams and assess against preliminary expense reduction targets Refine expense reduction targets based on phase 2 work Complete job descriptions for new organizational charts Continue to assess the potential impact of timing Phase 3 Identification and placement of qualified candidates into key leadership positions Create timelines and dependencies in preparation for Day 1 Refined estimates on cost to achieve/implement Ongoing Activities

Maintain focus on continuing to manage these companies as separate and independent enterprises thereby impeding our ability to take full advantage of our combined scope prior to close The companies are adhering to SEC and Anti-Trust regulations related to operating as a combined company Doing as much as possible in preparation for Day 1 without incurring risk Executive Leadership not named yet thereby slowing recommendations and decision making Naming executives too soon may jeopardize current stand-alone company’s performance and ability to achieve stand alone budgets Identification and retention of key contributors Companies still have individual 2013 commitments to achieve Challenges

Q & A?